Exhibit 10.5
                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (the "Agreement") is entered into on May 4, 2005, by and between CALYPSO WIRELESS, INC., a Delaware corporation ("Calypso" or "Company"), having its principal offices at 5753 NW 158 Street, Miami Lakes, FL. 33014 and Reiner & Reiner P.A, a limited liability partnerships, having its principal offices at 800 Brickell Avenue, Penthouse II, Miami, FL. 33131 ("Consultant").

RECITALS

     A. Calypso is in the process of an acquisition, and desires to retain the services of Consultant to assist Calypso in the process of merger and acquisitions.

     B. Consultant represents to Calypso that has the expertise and experience to render the consulting services related to the Business of Calypso.

AGREEMENT

     Therefore, in consideration of the mutual promises, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Consulting Services. During the term of this Agreement, Consultant shall provide Company with the following consulting services (the "Services"):

     (a) Assist Company in the process of merger and acquisitions; and

     (b) Provide such other related services as may be requested by Company, from time to time.

     Consultant shall not negotiate or enter into any contract, agreement or understanding with any third parties on behalf of Company. Consultant shall not be required to perform a minimum number of hours of services under this Agreement, yet Consultant shall provide his good faith best efforts to provide the requisite time and effort to help Company achieve its business and marketing plans in the Territory. Calypso recognizes and agrees that Consultant is engaged in several business activities independent of the Services and that, as a result of such other activities, the Services may be provided on an "as available" basis.

2. Consulting Fee and Expenses.

     2.1 In consideration of the Services to be rendered by Consultant, and in lieu of any cash compensation, Calypso shall remunerate Consultant by granting Consultant twenty thousand (20,000) S-8 Free Trading shares of common stock $0.10 par value per share (the "Common Stock"), subject to the terms and conditions of this Agreement.

3. Securities Representations. Consultant hereby represents that:

     3.1 Consultant is an "Accredited Investor," as such term is defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended;

     3.2 Consultant has discussed with Company's management the business plans for the Company;

     3.3 Consultant has had the opportunity to question the principals of Company as to all matters which he deems material and relevant to his decision, if applicable, to purchase the Company's Common Stock, and has had the opportunity to obtain any and all additional information necessary to verify the accuracy of the information received or any other supplemental information which he deems relevant to make an informed investment decision; and

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     3.4  Consultant  understands  the risks of an  investment  in the Company's
Common Stock, and has consulted with an attorney and/or accountant to the extent he deemed it necessary in reviewing his acquisition of the Company's Common Stock.

     3.5 Consultant understands that the Company's Common Stock has not been registered under the Securities Act of 1933, as amended, and that there are substantial restrictions on their transferability.

4. Term. The initial term of this Agreement (the "Initial Term") shall commence (the "Commencement Date") on the date hereof and shall terminate June 15, 2005 after the Commencement Date, subject to the provisions of Paragraph 9 hereof. The Initial Term may be extended for additional periods of equal duration (each a "Renewal Term") pursuant to a writing signed by the parties hereto.

5.  Certain  Restrictive   Covenants:   Confidentiality;   Noncompetition;   Non
Solicitation.

     5.1. Confidentiality. Consultant recognizes, acknowledges and agrees with Company that he will not at any time, except in performance of his obligations to Company hereunder or with the prior written consent of Company, directly or indirectly, reveal to any person, entity or other organization (other than Company, or its employees, officers, directors, shareholders or agents) or use for his own benefit any information deemed to be confidential by Company or any of its subsidiaries or affiliates (such subsidiaries and affiliates, collectively "Affiliates") ("Proprietary Information") relating to the assets, liabilities, employees, goodwill, business or affairs of Company or any of its Affiliates including, without limitation, any information concerning past, present or prospective customers, technology, commercial and strategic relationships, marketing data, or other Proprietary Information used by, or useful to, Company or any of its Affiliates and known (whether or not known with the knowledge and permission of Company or any of its Affiliates and whether or not at any time prior to the date of this Agreement developed, devised, or otherwise created in whole or in part by the efforts of Consultant) to Consultant by reason of performance of the Services, shareholdings in or other association with Company or any of its Affiliates. Consultant further agrees that he will retain all copies and extracts of any written Proprietary Information acquired or developed by his during any such service, shareholding or association in trust for the sole benefit of Company, its Affiliates and their successors and assigns. Consultant further agrees that he will not, without the prior written consent of Company, remove or take from Company's or any of its Affiliate's premises (or if previously removed or taken, he will, at Company's request, promptly return) any written Proprietary Information or any copies or extracts thereof. Upon the request and at the expense of Company, Consultant shall promptly make all disclosures, execute all instruments and papers and perform all acts reasonably necessary to vest and confirm in Company and its Affiliates, fully and completely, all rights created or contemplated by this Section 5.1. The term "Proprietary Information" shall not include information that is or becomes generally available to the public other than as a result of a disclosure by, or at the direction of, Consultant.

     5.2. Covenant Not to Compete; Nonsolicitation. (a) Consultant recognizes, acknowledges and agrees with Company that, for so long as Consultant renders the Services to Company and continuing for a period (the "Restricted Period") equal to the greater of (i) one year following the termination of this Agreement for any reason and (ii) the remainder of the Initial Term and any Renewal Term, as the case may be, he will not, without the prior written consent of Company, directly or indirectly, and whether as principal or investor or as an employee, officer, director, manager, partner, consultant, agent or otherwise, alone or in association with any other person, firm, company, corporation or other business organization, carry on a Competing Business (as hereinafter defined) in any country in which Company or any of its Affiliates has engaged, presently engages, or will engage during such period, in a Competing Business (including, without limitation, any area in which any customer of Company or any of its Affiliates may be located).

          (b) As a separate and independent covenant, Consultant agrees with Company that, for so long as Consultant renders the Services to Company and continuing for the Restricted Period, he will not in any way, directly or indirectly (except in the course of his performance of the Services), for the purpose of conducting or engaging in any Competing Business, call upon, solicit, advise or otherwise do, or attempt to do, business with any person who is, or was, during the then most recent 12-month period, a customer of Company or any of its Affiliates, or take away or interfere or attempt to take away or

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interfere with any custom, trade,  business,  patronage or affairs of Company or any of its Affiliates, or interfere with or attempt to interfere with any person who is, or was during the then most recent 12-month period, an employee, officer, representative or agent of Company or any of its Affiliates, or solicit, induce, hire or attempt to solicit, induce or hire any of them to leave the employ of Company or any of its Affiliates or violate the terms of their contracts, or any employment arrangements, with it.

          (c) For purposes of this Section 5.2, carrying on a "Competing Business" means operating a business that competes with the Business of the Company or providing information pursuant thereto in a manner that competes with Company or any of its Affiliates as of the date hereof or at any time thereafter during the Restricted Period, and any business that, in the judgment of the Board, competes with or is reasonably expected to compete with Company or any of its Affiliates; provided, however, that nothing herein shall limit the right of Consultant to own not more than 1% of any of the debt or equity securities of any business organization that is then filing reports with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     5.3. Exclusive Property. Consultant confirms that all Proprietary Information is and shall remain the exclusive property of Company and its Affiliates. All business records, papers and documents kept or made by Consultant relating to the Business of Company shall be and remain the property of Company and its Affiliates.

     5.4. Assignment of Inventions. (a) If at any time or times prior to, during the term of this Agreement or during the two-year period following the termination of this Agreement (either alone or with others) makes, conceives, creates, discovers, invents or reduces to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret, or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes or subject to analogous protection (each, an "Invention") that (i) relates to the Business of Company or any of its Affiliates or any customer of or supplier to Company or any of its Affiliates or any of the products or services being developed, manufactured or sold by Company or any of its Affiliates or which may be used in relation therewith; or (ii) results from tasks assigned to Consultant by Company or any of its Affiliates; or (iii) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by Company or any of its Affiliates, then all such Inventions and the benefits thereof are and shall immediately become the sole and absolute property of Company and its assigns, as works made for hire or otherwise. Consultant hereby agrees that he shall promptly disclose to Company (or any persons designated by it) each such Invention. Consultant hereby assigns all rights (including, but not limited to, rights to any inventions, patentable subject matter, copyrights and trademarks) he may have or may acquire in the Inventions and all benefits and/or rights resulting therefore to Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to Company.

          (b) Consultant hereby agrees to, during the term of this Agreement and at any time thereafter, at the request and cost of Company, promptly sign, execute, make and do all such deeds, documents, acts and things as Company and its duly authorized officers may reasonably require:

               (i) to apply for, obtain, register and vest in the name of Company alone (unless the Company otherwise directs) patents, copyrights, trademarks or other analogous protection in any country throughout the world relating to an Invention and when so obtained or vested to renew and restore the same; and

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               (ii) to defend any judicial,  opposition or other  proceedings in respect of such applications and any judicial, opposition or other proceedings, petitions or applications for revocation of any such patent, copyright, trademark or other analogous protection.

          (c) If Company is unable, after reasonable effort, to secure Consultant's signature on any application for patent, copyright, trademark or other analogous registration or other documents regarding any legal protection relating to an Invention, whether because of Consultant's physical or mental incapacity or by any other reason whatsoever, Consultant hereby irrevocably designates and appoints Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by Consultant.

     5.5. Certain Remedies. Without intending to limit the remedies available to Company and its Affiliates, Consultant agrees that a breach of any of the covenants contained in this Section 5 may result in material and irreparable injury to Company or its Affiliates for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, Company and its Affiliates shall be entitled to seek a temporary restraining order or a preliminary or permanent injunction, or both, without bond or other security, restraining Consultant from engaging in activities prohibited by this Section 5 or such other relief as may be required specifically to enforce any of the covenants in this Section 5. Such injunctive relief in any court shall be available to Company and its Affiliates in lieu of, or prior to or pending determination in, any arbitration proceeding.

6. Representations of Consultant. Consultant hereby represents and warrants to Company that (i) he has the full, complete and entire right and authority to enter into this Agreement, (ii) the execution of this Agreement by Consultant and the performance of Consultant's Services hereunder will not violate, or be a breach of, any agreement, law or commitment or responsibility of any kind with a former employer, client, or any other person or entity (whether government-owned or otherwise).

Consultant has and will continue to truthfully disclose to Company the following matters, whether occurring, at any time preceding the date of this Agreement or at any time during the term of this Agreement:

     6.1. any criminal complaint, indictment or criminal proceeding in which Consultant is named as a defendant;

     6.2. any allegation, investigation, or proceeding, whether administrative, civil or criminal, against Employee by any licensing authority or industry association; and

     6.3. any allegation, investigation or proceeding, whether administrative, civil, or criminal, against Consultant for violating professional ethics or standards, or engaging in illegal, immoral or other misconduct (of any nature or degree), relating to the Business of Company.

7. Independent Contractor. Neither party is hereby constituted an employee, agent or legal representative of the other party, except as expressly set forth in this Agreement, and neither is granted any right or authority hereunder to assume or create any obligation, expressed or implied, or to make any representation, covenant, warranty or guaranty, except as expressly granted or made in this Agreement. Nothing contained in this Agreement shall be construed as to constitute Consultant or any of his employees, agents or representatives as employees, agents or legal representatives of Company, it being intended that the Consultant is an independent contractor of Calypso.

8. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in Miami-Dade County, Florida, USA, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction

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thereof.  The arbitration  shall be conducted in the English language before and by a single arbitrator selected by the parties. If the parties have not selected an arbitrator within ten (10) days of written demand for arbitration, the arbitrator shall be selected by the American Arbitration Association pursuant to the then current rules of that Association. The expenses of arbitration shall be divided equally between the parties. The duty to arbitrate shall survive the cancellation or termination of this Agreement.

9. Termination; Effect of Termination.

     9.1. Termination. Either party may terminate this Agreement by written notification to the other party by the terminating party at least 30 days prior to the expected date of termination; or (ii) in the event of mutual agreement, by written notification of each party to the other acknowledging same.

     9.2. No Other Compensation or Benefits. Consultant shall have no further right to receive any other compensation or benefits after the termination of this Agreement, except for vested accrued benefits as of the date of termination as determined in accordance with the terms of the employee benefit plans or programs of Company or as required by law.

10. Miscellaneous Provisions.

     10.1. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Florida.

     10.2. This Agreement will be binding upon and will operate solely for the benefit of the parties to this Agreement. This Agreement may not be assigned by any party without the prior written consent of all of the parties hereto, provided however, that notwithstanding the foregoing, Calypso shall be entitled to assign this Agreement to its potential successor m interest including any non-U.S. entity without the consent of Consultant.

     10.3. This Agreement contains the entire agreement of the parties as to the matters set forth herein. This Agreement cannot be altered, amended, supplemented or modified except by an instrument in writing signed by all of the parties to this Agreement.

     10.4. The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions of this Agreement, and the Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted.

     10.5. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together shall constitute one agreement.

     10.6. This Agreement may be executed by facsimile signature and any such signature shall be of the same force and effect as an original signature.

                                    * * * * *


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     IN WITNESS  WHEREOF,  the parties  hereto  have  executed  this  Consulting
Agreement as of the date set forth above.







                            Reiner & Reiner P.A





                            By:/s/Clay Reiner
                               --------------
                                Clay Reiner
                                Consultant






                            CALYPSO WIRELESS, INC., a Delaware corporation.





                            By:/s/George Schilling
                               -------------------
                               George Schilling, President & CEO







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